Filed pursuant to Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Small Cap Growth Fund

Supplement dated December 14, 2017 to the Summary Prospectus, dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Small Cap Growth Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective January 1, 2018 (the “Implementation Date”), the management fee for the Fund will be reduced from 0.85% to 0.79%. Also effective on the Implementation Date, the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2019, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.99% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. Shareholders will not experience any increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

Effective on the Implementation Date, the Summary Prospectus will be revised as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 will be deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I1	Class Z
Management Fee[2]	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.39%	0.29%	0.19%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses[3]	1.19%	1.09%	0.99%

[1]	Because Class I shares commenced operations on February 27, 2017, these amounts are based on estimates for the current fiscal year.
[2]	Expense information has been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating

ST476

expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$121	$378	$654	$1,443
Class I	$111	$347	$601	$1,329
Class Z	$101	$315	$547	$1,213

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE